Neuberger Berman Alternative and Multi-Asset Class Funds® (“Alternative Funds”)
Neuberger Berman Commodity Strategy Fund Class A, Class C, Institutional Class

Supplement to the Prospectus dated February 28, 2020, as amended and supplemented

Effective immediately, the following changes apply to the Prospectus for Neuberger Berman Commodity Strategy Fund:

      (1)    The first three paragraphs of the section titled “Portfolio Holdings Policy” are hereby deleted and replaced with the following:

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information.

The complete portfolio holdings for each Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for Neuberger Berman U.S. Equity Index PutWrite Strategy Fund are generally posted 15-30 days after the end of each calendar quarter. The complete portfolio holdings for Neuberger Berman Commodity Strategy Fund, Neuberger Berman Global Allocation Fund, and Neuberger Berman Long Short Fund are generally posted 15-30 days after each month-end.

Neuberger Berman U.S. Equity Index PutWrite Strategy Fund’s complete portfolio holdings will remain available at this website until the subsequent quarter-end holdings have been posted. Neuberger Berman Commodity Strategy Fund’s, Neuberger Berman Global Allocation Fund’s, and Neuberger Berman Long Short Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Funds will also be available in reports on Form N-PORT and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

The date of this supplement is June 4, 2020.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104

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800.877.9700
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800.366.6264
www.nb.com